         Portions of this Exhibit 10.4 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.

                                LICENSE AGREEMENT

This Agreement is made this 26th day of May 1998 (the "Effective Date"), by and between the OSI Pharmaceuticals, Inc. ("OSI"), a Delaware corporation with principal offices at 106 Charles Lindbergh Blvd., Uniondale, New York 11553-3649 and Aurora Biosciences Corporation ("ABSC"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121.

                                    RECITALS

WHEREAS, OSI is the owner of the Assay Patents defined herein, and the Method of Modulation Patents defined herein; and is willing to grant a license under such patents to ABSC; and

WHEREAS, ABSC wishes to obtain a license under the Assay Patents and an option to obtain a license under the Method of Modulation Patents, according to the terms contained herein;

Now, therefore, in consideration of the covenants and premises contained herein, the parties agree as follows:

1.       DEFINITIONS

         1.1.     "Act" is defined in Section 3.1.1.

         1.2. "Affiliate" means any corporation or other business entity controlled by or under common control with, a party to this Agreement or a Third Party. Control, as used in the context of a business entity, means the ownership, directly or indirectly, of fifty percent (50%), or greater, or the maximum interest permitted by local law of the voting securities of the corporation or other entity or a fifty percent (50%) or greater interest in the income of such corporation or other entity or the ability otherwise to manage the affairs of such corporation or other entity.

         1.3. "Assay Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent that such patents and patent applications are not Method of Modulation Patents.

         1.4.     "Aurora Assay" means **  .

------------------

** This portion has been redacted pursuant to a request for confidential treatment.

         1.5. "Aurora Technology" means all Technology owned or controlled by ABSC which is not an Aurora Assay.

         1.6. "Confidential Information" means all information received by either party from the other party pursuant to this Agreement, which is deemed confidential by the disclosing party and is designated confidential at the time the information is disclosed, subject to the exceptions set forth in Section 8.1.

         1.7. "Cosmeceuticals" means compounds, or assays for discovering compounds, useful for (a) stimulation or control of hair growth, (b) prevention or reversal of wrinkling of the skin, or (c) alteration of skin or hair pigmentation, in each case in human subjects.

         1.8. "FDA" means the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States or the equivalent agency in any other country.

         1.9. "IND" means an Investigational New Drug application in the United States or the equivalent application in any other country.

         1.10. "Intellectual Property" means any information and data which is not generally known to the public, any new and useful process, machine, manufacture, or composition of matter, or improvement thereto, whether or not patentable, designs, concepts, algorithms, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information; copyrights; trade secrets; or patent rights (including pending and issued patent rights anywhere in the world).

         1.11. "Materials" means any biological or chemical entity for screening or assays, including reagents, cells, promoters, enhancers, vectors, plasmids, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors, and chemicals.

         1.12. "Method of Modulation Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A, and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent such patents and patent applications claim an in vivo method of modulation of a gene of interest or a composition useful in such a method.

         1.13. "NDA" means a New Drug Application or Product License Application, as appropriate in the United States or the equivalent application in any other country.

         1.14. "Net Sales" means the gross amounts actually received by ABSC and its Affiliate and Sublicensees and their Affiliates from arms' length sales of Product(s) to Third Parties whether invoiced or not, less:

                  (i)      Trade, quantity and cash discounts allowed;

                  (ii) Refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price and are appropriately deducted from sales under generally accepted accounting principles;

                  (iii)    Product returns and allowances;

                  (iv) Any tax imposed on the Product that is appropriately deducted from sales under generally accepted accounting principles;

                  (v) That portion of the amount received associated with mechanical drug delivery devices; and

                  (vi)     Allowance for distribution expenses.

                  Such amounts shall be determined from the books and records of ABSC and its Affiliates and Sublicensees and their Affiliates, as appropriate, maintained in accordance with generally accepted accounting principles ("GAAP"), consistently applied.

                  In the event a Product is sold in combination with another product(s), the Net Sales from the combination product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the combination product by the fraction, A/(A+B) where A is the average sale price of the Product when sold separately and B is the average sale price of the other product(s) when sold separately in finished form. In the event that such average sale price cannot be determined for either the Product or other product(s) in such combination product, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the combination product by the fraction C/(C+D) where C is the cost of manufacturing the Product and D is the cost of manufacturing the other product(s), determined in accordance with GAAP, consistently applied.

         1.15. "Product" means any human pharmaceutical product sold by ABSC and/or an Affiliate of ABSC to a Third Party, the manufacture, use, importation or sale of which in a specific country would in the absence of this Agreement infringe an issued or granted claim in a Method of Modulation Patent in such country and which was discovered or developed by an activity which in the absence of a license would infringe an issued or granted claim in an Assay Patent.

         1.16.    "Shares" is defined in Section 3.1.1.

         1.17. "Sublicensee" means a Third Party and its Affiliates (if any) that obtain a sublicense from ABSC under the Assay Patents or the Method of Modulation Patents, or both.

         1.18.    "Target" means a specific gene.

         1.19.    "Technology" means Materials, Intellectual Property, or both.

         1.20.    "Term" has the meaning set forth in Section 9.1.1.

         1.21. "Third Party" means any entity other than (i) ABSC and any of its Affiliates and (ii) OSI and any of its Affiliates.

2.       LICENSES

         2.1.     Licenses Under the Assay Patents.

                  2.1.1.   OSI hereby grants to ABSC and its Affiliates**

                  2.1.2.   OSI hereby grants to ABSC and its Affiliates**


         ------------
         ** This portion has been redacted pursuant to a request for confidential treatment.

                  2.1.3. Within 30 days after the end of each calendar quarter so long as this Agreement is in effect, ABSC shall provide to OSI for such calendar quarter a written quarterly report which indicates the following: (i)**
                           (ii) the date of **; and (iii) **.

                  2.1.4.   OSI agrees **.

         2.2.     Right to Grant Sublicenses Under the Assay Patents.

                  2.2.1.   OSI hereby grants to ABSC **.


-------------
** This portion has been redacted pursuant to a request for confidential treatment.

                  2.2.2. Sublicenses under Section 2.2.1 may be granted by ABSC**

                  2.2.3.   Commencing on the Effective Date, sublicenses under
                           Section 2.2.1. may be granted by ABSC**

--------
** This portion has been redacted pursuant to a request for confidential treatment.

                  2.2.4.   Within 30 days after the Effective Date ABSC**

                  2.2.5. ABSC shall within 30 days after entering into any sublicense provide to OSI a copy thereof; provided, however**

         2.3.     Option to Obtain A License Under the Methods of Modulation
                  Patents.

                  2.3.1. Subject to Section 5, OSI hereby grants to ABSC and its Affiliates**

                  2.3.2.   ABSC may**

                  2.3.3.   If ABSC**

                  2.3.4. To the extent that OSI has** Exhibit C within 12 months of the Effective Date Exhibit C will be limited to the lesser

--------
** This portion has been redacted pursuant to a request for confidential treatment.

                           number** so listed; provided, however, that if ABSC grants a sub-license**

                  2.3.5. With respect to any Target listed on Exhibit C which OSI licenses to a Third Party on at least a coexclusive basis OSI will notify ABSC within 30 days of granting such license that such Target is no longer available for licensing to ABSC or any other Third Party.

                  2.3.6. If prior to OSI's granting at least a coexclusive license to a Third Party under the Method of Modulation Patents with respect to any Target listed on Exhibit C, ABSC notifies OSI that ABSC wishes to obtain a license with respect to such Target, OSI agrees to negotiate with ABSC using good faith efforts the terms of a nonexclusive license with respect to such Target.

         2.4.     Right To Grant Sublicenses Under The Method of Modulation
                  Patents.

                  2.4.1.   Subject to Section 5, OSI hereby grants ABSC**

                  2.4.2. Sublicenses under Section 2.4.1. may be granted by ABSC**

                  2.4.3. ABSC shall within 30 days after entering into any sublicense under the Method of Modulation Patents provide to OSI a copy thereof.

--------
** This portion has been redacted pursuant to a request for confidential treatment.

         2.5. Right To Require OSI To Grant Direct Licenses Under Method of Modulation Patents.

                  2.5.1.   Subject to Section 5, OSI hereby agrees**

                  2.5.2.   OSI will grant direct licenses pursuant to Section
                           2.5.1. to any Third Party to which ABSC has granted a sublicense under the Assay Patents pursuant to
                           Section 2.2.1. for (i) the specific Target which was the subject of a sublicense under the Assay Patents limited to a specific Target or (ii) any specific Target if such sublicense under the Assay Patents was unlimited as to the number of Targets; provided such Third Party accepts and signs such direct license prior to the date on which such Third Party commences good laboratory practice preclinical development of a compound which affects such specific Target and which has resulted from such Third Party's use of Aurora Technology or an Aurora Assay.

                  2.5.3. In addition to those Third Parties to which OSI will grant direct licenses as provided in Section 2.5.2., OSI will grant direct licenses for a specific target pursuant to Section 2.5.1. to any Third Party for whose benefit ABSC or an Affiliate of ABSC uses, but to whom ABSC and Affiliates of ABSC do not transfer, an Aurora Assay for such specific Target; provided such Third Party accepts and signs such direct license prior to the date on which such Third Party commences good laboratory practice preclinical development of a compound which affects such specific Target and which has resulted from use of Aurora Technology or an Aurora Assay by ABSC or an Affiliate of ABSC.

                  2.5.4. The financial terms of any direct license granted to such Third Party pursuant to Section 2.5.1. shall be the same and the nonfinancial terms thereof shall be substantially the same as those of a sublicense authorized pursuant to Section 2.4.1.


-----------------
** This portion has been redacted pursuant to a request for confidential treatment.

                  2.5.5. If a Third Party otherwise eligible to receive a direct license from OSI pursuant to Section 2.5.1. fails to accept and sign such a direct license with respect to any Target within the time period provided under Section 2.5.2. or 2.5.3., the obligation of OSI to grant such a direct license shall expire with respect to such Target.

                  2.5.6. If prior to OSI's granting at least a coexclusive license to a Third Party under the Method of Modulation Patents with respect to any Target listed on Exhibit C, ABSC notifies OSI that ABSC wishes OSI to grant a direct license with respect to such Target to a Third Party to which ABSC has granted a sublicense under the Assay Patents for such Target, OSI agrees to negotiate with such Third Party using good faith efforts the terms of a nonexclusive license with respect to such Target.

         2.6.     Right To Require OSI To Grant Direct Licenses Under Assay
                  Patents

                  2.6.1.   OSI hereby agrees **

                  2.6.2. OSI will grant such direct licenses to any Third Party and its Affiliates to which ABSC may grant a sublicense subject to the applicable time limit and in accordance with the terms of ABSC's right to grant sublicenses under the Assay Patent pursuant to
                           Section 2.2. Compensation to OSI will be the same as set forth in Section 3.2; provided, however that ABSC will not receive or owe any payment for direct licenses granted by OSI.


----------------
** This portion has been redacted pursuant to a request for confidential treatment.

3.       COMPENSATION

         3.1.     Compensation for the License Under the Assay Patents.

                  3.1.1. As full consideration for the license granted to ABSC pursuant to Section 2.1.1. herein, ABSC shall on the Effective Date a) pay to OSI a non-refundable payment of $50,000 and b) irrevocably issue to OSI an aggregate of seventy five thousand (75,000) shares of ABSC's common stock (the "Shares"). Such Shares will be tradeable one year from the Effective Date, subject to applicable securities laws. All certificates representing the Shares shall have endorsed thereon legends in substantially the following forms: (i) the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") and they may not be sold or offered for sale or otherwise distributed unless the securities are registered under the Act or an exemption therefrom is available and (ii) any other legend required to be placed thereon by applicable state, federal or foreign securities laws. OSI acknowledges that it is aware that the Shares have not been registered under the Act and that the Shares are deemed to constitute "restricted securities" under Rule 144 under the Act. No royalties or milestones or additional target fees will be due pursuant to the license under Section
                           2.1.1. except as provided therein.

                  3.1.2.   As full consideration for (i) ABSC's option under
                           Section 2.3., (ii) ABSC's right to grant sublicenses under Section 2.4., and (iii) ABSC's right to require OSI to grant direct licenses under Section 2.5., ABSC will pay to OSI a payment of two hundred and fifty thousand dollars ($250,000) within thirty (30) days of the Effective Date and annual payments of **, each such annual payment being due on each anniversary of the Effective Date. The initial $250,000 payment made under this Section 3.1.2. shall be creditable against the first $250,000 which ABSC is obligated to pay OSI pursuant to Sections 3.2. and 3.4.

         3.2.     Compensation for Sublicenses Under The Assay Patents.

                  3.2.1. For each sublicense granted by ABSC under Section 2.2., for a specific Target, ABSC will pay to OSI each year commencing on the effective date of such sublicense and on each anniversary date thereafter that such sublicense is in effect, the greater of ** or ** of all sublicense income received by ABSC pursuant to Section 3 of such sublicense. OSI agrees and acknowledges that ABSC shall retain for itself the remainder of the sublicense income, either ** or ** of such sublicense income each year.


------------------

** This portion has been redacted pursuant to a request for confidential treatment.

                  3.2.2.   For each sublicense granted by ABSC under Section
                           2.2. for an unlimited number of Targets, ABSC will pay to OSI each year commencing on the effective date of such sublicense and on each anniversary date thereafter that such sublicense is in effect, the greater of (i) ** or (ii) ** of all sublicense income received by ABSC pursuant to Section 3 of such sublicense. OSI agrees and acknowledges that ABSC shall retain for itself the remainder of the sublicense income, either ** or ** of such sublicense income each year.

         3.3.     Compensation for Licenses Under the Method of Modulation
                  Patents.

                  3.3.1. For each license granted to ABSC pursuant to Section 2.3., ABSC will pay OSI each year commencing on the effective date of such license and on each anniversary date thereafter that such license is in effect, an annual license fee of ** on a Target by Target basis.

                  3.3.2. For the first Product directed against each such Target that reaches the following milestone events and for which ABSC has a license pursuant to Section 2.3., ABSC will pay OSI within 30 days of such milestone event the following amounts:

                                    Milestone Event                Payment (US$)

                           i)   Upon filing an IND with the FDA         **

                           ii)  Upon acceptance of the filing of
                                an NDA by the FDA                       **


                  3.3.3. For each Target for which ABSC is granted a license pursuant to Section 2.3. only one payment will be required for each such milestone event regardless of the number of Products directed against such Target for which ABSC achieves such milestone events.

                  3.3.4. For each Product directed against each Target for which ABSC has been granted a license pursuant to
                           Section 2.3., ABSC will also pay to OSI a royalty of ** of Net Sales of all such Products sold by ABSC and its Affiliates on a country by country basis. If a human pharmaceutical product is made, used and sold in a country where no Method of Modulation Patent exists, it is not a Product for purposes of this agreement and no royalty is due on its sale.

------------------

** This portion has been redacted pursuant to a request for confidential treatment.

         3.4.     Compensation for Sublicenses Under the Method of Modulation
                  Patents.

                  3.4.1.   For each sublicense granted by ABSC pursuant to
                           Section 2.4.1., ABSC will pay to OSI each year commencing on the effective date of such sublicense and on each anniversary date thereafter that such sublicense is in effect, for each specific Target for which a sublicense is granted the greater of (i) ** or (ii) ** of the sublicense fees received by ABSC pursuant to Section 3 of each such sublicense. OSI agrees and acknowledges that ABSC shall retain for itself the remainder of the sublicense fees, either ** or ** of such sublicense fees each year.

                  3.4.2. For the first Product directed against each such Target that reaches the following milestone events and for which ABSC has granted a sublicensee pursuant to Section 2.4., ABSC will also pay OSI within 30 days of such milestone event the following amounts:

                                    Milestone Event                Payment (US$)

                           i)   Upon filing an IND with the FDA          **

                           ii)  Upon acceptance of the filing of
                                an NDA by the FDA                        **


                  3.4.3. For each Target for which a sublicense is granted to a specific Third Party as Sublicensee pursuant to
                           Section 2.4., only one payment will be required for each such milestone event, regardless of the number of Products directed against such Target for which such Sublicensee achieves such milestone events.

                  3.4.4. For each Product directed against each Target for which ABSC has granted a sublicense pursuant to
                           Section 2.4., ABSC will also pay to OSI a royalty of ** of Net Sales of all such Products sold by each such Sublicensee and its Affiliates on a country by country basis. If a human pharmaceutical product is made, used and sold in a country where no Method of Modulation Patent exists, it is not a Product for purposes of this agreement and no royalty is due on its sale.

------------------

** This portion has been redacted pursuant to a request for confidential treatment.

                  3.4.5. OSI agrees and acknowledges that ABSC shall retain for itself any amounts paid to it by a Sublicensee in excess of the amounts that it is required to pay OSI pursuant to this Section 3.4.

4.       ROYALTY PAYMENTS

         4.1. Royalties payments due from ABSC to OSI shall be paid within sixty (60) days after the end of each calendar quarter during which the royalty payment accrued. Each such payment shall be accompanied by a statement certified by an officer of ABSC with respect to each country indicating the amount of the payment, the total Net Sales of each Product sold in the country and the amount of royalty due.

         4.2. To the extent that it is lawful and practicable to do so, ABSC shall make all royalty payments required under this Agreement in the United States of America in U.S. Dollars. The royalty payments due on each sale made outside the United States in a currency other than U.S. Dollars shall be translated at the rate of exchange at which U.S. Dollars are legally obtainable at Citibank, N.A. in New York, New York, United States of America, for the currency of the country in which the royalty payment is accrued on the last business day of the calendar month in which the sale was made. ABSC shall not be required to make any royalty payment in contravention of the laws of any country, nor shall ABSC be required to make the royalty payment in the United States of America if ABSC is unable to recoup the amount of such royalty or sublicense payment directly or indirectly from the country in which the sales on which such payment is based are made. In each country where the local currency is blocked and cannot be removed from the country, ABSC shall, at OSI's request, pay the royalty payment accrued in each such country to OSI in local currency by deposit to OSI's account at a local bank designated by OSI.

         4.3. ABSC shall keep full and true books of account and records of all sales of Product and Net Sales attributable to sales by ABSC and its Affiliates. OSI shall have the right, at OSI's expense, through an independent accountant reasonably approved by ABSC to examine such books and records at any reasonable time during business hours after notifying ABSC of its desire to do so. Such examination shall be conducted no more often than once each year and shall cover no more than the 3 preceding years. Such independent accountant shall report only on the accuracy of such books and records and the reports based thereon and shall not disclose specific entries to OSI.

5. RENEGOTIATION OF TERMS FOR FUTURE LICENSES AND SUBLICENSES UNDER THE METHOD OF MODULATION PATENTS.

         5.1.     Commencing with the ** of the Effective Date ABSC's rights to
                  (i) exercise the option provided in Section 2.3., (ii) grant sublicenses in accordance

______________

** This portion has been redacted pursuant to a request for confidential treatment.

                  with Section 2.4., or (iii) require OSI to grant direct licenses in accordance with Section 2.5. shall renew thereafter as set forth below. So long as OSI has not granted any naked, nonexclusive license under the Method of Modulation Patents to a Third Party, ABSC's foregoing rights shall renew on the same Terms as set forth in Sections 2.3., 2.4. and 2.5. If prior to the ** of the Effective Date OSI has granted at least one naked, nonexclusive license under the Method of Modulation Patents to a Third Party, without or without a right to grant further sublicenses, OSI shall 60 days prior to such ** notify ABSC in writing as to the terms of whichever such license are least favorable to OSI. ABSC shall thereafter have the option, by notifying OSI in writing within 60 days of receiving OSI's notification of such terms, to either substitute such terms for those set forth herein for new licenses or terminate its rights under Sections 2.3., 2.4. and
                  2.5. So long as ABSC does not terminate its rights under Sections 2.3., 2.4. and 2.5. as of the ** or any subsequent anniversary of the Effective Date, OSI 60 days prior to each subsequent anniversary shall notify ABSC in writing as to the terms of whichever then-existing, naked nonexclusive sublicense under the Method of Modulation Patents is least favorable to OSI. ABSC shall thereafter have the option, by notifying OSI in writing within 60 days of receiving OSI's notification of such terms, to either substitute such terms for those set forth herein for new licenses or to terminate its rights under Sections 2.3., 2.4 and 2.5. For purposes of this Section 5.1., "naked, nonexclusive license" means a license granted by OSI under the Method of Modulation Patents in a transaction which only involves financial consideration for such license. As such a naked, nonexclusive license excludes transactions involving research, development, or marketing collaborations as well as those involving consideration in the form of non-publicly traded equity. OSI and ABSC each acknowledge that the terms applicable to Sections 2.3., 2.4. and 2.5. after the ** of the Effective Date may be greater than, the same as, or less than, those set forth in this Agreement as of the Effective Date.

         5.2. OSI and ABSC agree that all licenses and sublicenses granted before ABSC notifies OSI that it is exercising its option to substitute other terms for those then applicable shall continue to be subject to the terms under which such licenses or sublicenses were granted. Such other terms shall apply only to licenses and sublicenses granted subsequent to such notification by ABSC.

         5.3. ABSC shall have the right, at ABSC's expense, through an independent accountant reasonably approved by OSI to examine all naked, nonexclusive licenses granted by OSI under the Method of Modulation Patents at any reasonable time during business hours after notifying OSI of its desire to do so for the sole purpose of verifying that OSI has notified ABSC pursuant to Section 5.1. as to the terms of whichever such license are least favorable to OSI. Such examination shall be conducted no more often than once each year. Such independent accountant shall only verify that OSI has notified ABSC as to the

--------------------
         ** This portion has been redacted pursuant to a request for confidential treatment.

                  terms of whichever such license are least favorable to OSI but shall not disclose other specific details of such licenses to ABSC.

6.       PROTECTION AND MAINTENANCE OF PATENT RIGHTS

         6.1. OSI shall have complete control, at its expense and within its sole discretion, over the prosecution, maintenance and enforcement of the Assay Patents and the Method of Modulation Patents. OSI will provide ABSC and any Sub-Licensee of ABSC with written updates on the status of the prosecution of the Assay Patents and the Method of Modulation Patents at least once per year.

7.       REPRESENTATIONS AND WARRANTIES

         7.1. Representations and Warranties of ABSC and OSI.

                  As of the Effective Date each party hereby represents and warrants:

                  Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                  Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  Patents. Each party acknowledges and agrees that nothing in this Agreement shall be construed as a warranty or representation (i) as to the validity of any claim of an Assay Patent or Method of Modulation Patent or (ii) that any Product is, or will be, free from infringement of patents of Third Parties.

         7.2.     Representations and Warranties of ABSC.

                  As of the Effective Date ABSC further represents and warrants to OSI:

                  Authorization. All corporate action on the part of ABSC, its officers, directors and stockholders necessary for the authorization, issuance and delivery of the Shares pursuant to
                  Section 3 of this Agreement has been taken.

                  Valid Issuance of the Stock. The Shares, when delivered in accordance with the terms herein, will be duly and validly issued, fully paid and non-assessable, and will be free of any liens and encumbrances.

         7.3.     Representations and Warranties of OSI.

                  As of the Effective Date OSI further represents and warrants to ABSC:

                  Right to License or Sublicense. It owns all right, title and interest in and to the Assay Patents and the Method of Modulation Patents licensed or subject to being licensed or sublicensed hereunder.

                  Patents. It has provided to ABSC a copy of each of the Assay Patents and the Method of Modulation Patents issued or pending. It has not granted, and during the term of this Agreement will not grant, any right or interest in the Assay Patents and the Method of Modulation Patents that is inconsistent with the rights granted, or subject to being granted, to ABSC or a Sublicensee herein. There are no threatened or pending suits, claims, or proceedings including interferences or opposition proceedings relating to the Assay Patents and the Method of Modulation Patents, other than normal patent prosecution proceedings. It does not own or hold license rights to any patent or patent application not included in Assay Patent and Method of Modulation Patents which claims the same subject matter as that claimed therein.

                  Stock. OSI is obtaining the Shares for OSI's own account. OSI has no present intention of distributing or selling said Shares except as permitted under the Act. OSI is an "accredited investor" as such term is defined in Rule 501 under the Act. OSI acknowledges and agrees the Shares may not be sold, offered for sale, pledged, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act with respect to such Shares or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

         7.4.     Covenant Of OSI.

                  7.4.1. OSI covenants not to sue ABSC and its Affiliates for infringement of a claim of a Method of Modulation Patent based upon any activity by ABSC or its Affiliates prior to the date on which ABSC or an Affiliate of ABSC commences good laboratory practice preclinical development of a compound which affects a Target; provided that ABSC and its Affiliates prior to such date exercise the option pursuant to Section
                           2.3.1. and take a license under the Method of Modulation Patents or discontinue all activity, in either instance with respect to such Target.

                  7.4.2. OSI covenants not to sue any Third Party to which ABSC transfers Aurora Technology or an Aurora Assay for infringement of a claim of an Assay Patent based upon any activity by such Third Party with respect to a Target prior to the date 60 days after such Third Party commences a use of such Aurora Technology or Aurora Assay which in the absence of a license under the Assay Patent would constitute an infringement thereof; provided that such Third Party prior to such date obtains a license under the Assay Patents or discontinues all otherwise infringing activity, in each case with respect to such Target.

                  7.4.3. OSI covenants not to sue any Third Party to which ABSC has granted a sublicense under the Assay Patents with respect to a Target pursuant to Section 2.2. for infringement of a claim of a Method of Modulation Patent based upon any activity by such Third Party the date on which such Third Party commences good laboratory practice preclinical development of a compound which affects such Target; provided that such Third Party prior to such date obtains a license under the Method of Modulation Patents or discontinues all activity, in either instance with respect to such Target.

                  7.4.4. If OSI should in the future acquire rights to any patent which claims the same subject matter as that claimed in the Assay Patents and the Method of Modulation Patents, OSI covenants not to sue ABSC and its Affiliates and Sublicensees for infringement of such patent; provided that the licenses and sublicenses granted pursuant to this Agreement are then, and remain thereafter, in full force and effect.

8.       CONFIDENTIALITY

         8.1. Confidential Information. Except as expressly provided herein, the parties agree that, for the Term and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                  (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                  (iv) was lawfully disclosed to the receiving party by a person other than a party hereto, or

                  (v)      was independently developed by the receiving party.

         8.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

         8.3. Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to another party without the consent of the other party; provided, however, each party reserves the right to make reasonable disclosures as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. If such Confidential Information is to become public information by such disclosure the disclosing party must obtain the written consent of the non-disclosing party in order to obtain protection of the Confidential Information if necessary. The parties agree that the terms of any sub-license for the Assay Patents or The Methods of Modulation Patents to which ABSC is a party shall be Confidential Information and shall not be disclosed to any Third Party without the prior written consent of ABSC, such consent not to be unreasonably withheld.

         8.4. Press Release. Notwithstanding the foregoing, the parties shall agree upon a press release to announce the execution of this Agreement as set forth in Exhibit E. Thereafter, OSI and ABSC may each disclose to Third Parties the information contained in such press release without the need for further approval by the other.

9.       TERM AND TERMINATION

         9.1. This Agreement is effective as of the Effective Date and shall continue in full force and effect on a country by country basis until the last expiration date of all patents encompassed within Assay Patents and Method of Modulation Patents. ("Term").

         9.2. Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the nonbreaching party shall have first given ninety (90) days prior written notice to the breaching party describing such breach and stating the nonbreaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure such breach within such 90 days.

         9.3.     ABSC's obligation to make annual payments to OSI pursuant to
                  Section 3.1.2. shall continue until the expiration date of the last Method of Modulation Patent to expire; provided that if ABSC terminates its rights under Sections 2.3., 2.4. and 2.5. pursuant to Section 5.1. ABSC's obligations to make such payments shall cease following the date of any such termination of rights by ABSC.

         9.4.     ABSC's obligation to make payments to OSI pursuant to Section
                  3.2. for each such sublicense shall commence upon the grant of each sublicense granted under the Assay Patents to a Third Party and shall continue until the earlier of the expiration date of the last Assay Patent to expire or the termination of such sublicense.

         9.5. ABSC's obligation to make payments to OSI pursuant to Section 3.3., for each license granted pursuant to Section 2.3., shall commence upon the grant of each such license granted to ABSC for a specific Target under the Method of Modulation Patents and shall continue until the expiration date of the last Method of Modulation Patent to expire; provided that if ABSC shall have terminated such license by giving OSI six months' notice of termination and shall have discontinued all activity with respect to such Target ABSC obligation to make payments to OSI pursuant to Section 3.3. shall thereafter cease.

         9.6. ABSC's obligation to make payments to OSI pursuant to Section 3.4., for each sublicense granted pursuant to Section 2.4., shall commence upon the grant of each such sublicense granted by ABSC to a Sublicensee for a specific Target under the Method of Modulation Patents and shall continue until the earlier of the expiration date of the last Method of Modulation Patent to expire or the termination of such sublicense.

         9.7. Termination of this Agreement shall not terminate either party's obligations under Section 8, ABSC's obligations to pay fees, royalties and sublicensing income that have accrued prior to such termination or ABSC's obligations under Sections 4 and 10.3.

10.      MISCELLANEOUS

         10.1. Binding Effect; Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party (not to be unreasonably withheld) except that either party may assign this Agreement as part of a merger or consolidation in which the surviving entity assumes all of the party's rights and obligations hereunder or a sale of substantially all of the assets of such party to which this Agreement relates.

         10.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other default, condition, provision or breach of this Agreement.

         10.3. Indemnification. Each of OSI and ABSC shall indemnify and hold the other harmless with respect to any injury, loss or cost resulting from the breach of any representation or warranty provided pursuant to Section 7.0. Further, ABSC shall indemnify and hold OSI harmless with respect to any injury, loss or cost resulting from the clinical testing of compounds and the manufacture, use or sale of Products by ABSC and its Affiliates.

         10.4. Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, acts of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

         10.5. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless made in writing and duty signed by an authorized representative of both OSI and ABSC.

         10.6. Entire Agreement. This Agreement, including the Exhibits attached hereto, sets forth the entire understanding and agreement of the parties as to the subject matter hereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein on which either party has relied.

         10.7. Notices. All Notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

                           For OSI: OSI Pharmaceuticals, Inc.
                                    106 Charles Lindbergh Blvd.
                                    Uniondale, New York 11553
                                    Attn: President

                           For ABSC:        Aurora Biosciences Corporation
                                            11010 Torreyana Road
                                            San Diego, California 92121
                                            Attn: President

                  Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid, and return receipt requested.

         10.8. Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, OSI's CEO and ABSC's CEO will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement, such meeting to be held within 30 days after notice is received by one party from the other requesting such a meeting. Except as otherwise provided specifically herein, any controversy or claim under this Agreement except a claim as to the scope, validity or enforcement of a claim of an Assay Patent or a Method of Modulation Patent shall be settled solely by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first have used their best efforts to resolve such dispute by negotiation as set forth above. ** The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty (20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

                  10.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements

__________

** This portion has been redacted pursuant to a request for confidential treatment.

                  made in New York without regard, or giving effect, to its principles of conflict of laws.

         10.10. Severability. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible in terms of the economic and business objectives intended by the parties, to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable.

         10.11. Independent Contractors. The parties hereto are acting as independent contractors and shall not be considered partners, joint venturers or agents of the other. Except as expressly provided herein, neither party shall have the right to act on behalf of, or to bind, the other.

         10.12. Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. This Agreement shall not be strictly construed against either party hereto and may be executed in two or more counterparts, each of which will be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement.



By: /s/  Colin Goddard, Ph.D.       Date:      22- May-98
   ---------------------------             -----------------
Colin Goddard, Ph.D.
President
For OSI Pharmaceuticals, Inc.


By: /s/ Paul A. Grayson             Date:     22 - May - 98
   ---------------------------             -----------------
Paul A. Grayson
Senior Vice President/Corporate Development
For Aurora Biosciences Corporation

                                    Exhibit A


U.S. Serial No.                 Status             Patent No. If Applicable

    **                            **                   **


------------------

** This portion has been redacted pursuant to a request for confidential treatment.

                                    EXHIBIT B

                                  ASSAY PATENTS
                              SUBLICENSE AGREEMENT


This Agreement is made this _______ day of _______ (the "Effective Date"), by and between Aurora Biosciences Corporation ("ABSC"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121 and ___________________ ("Sublicensee"), a ________ corporation with principal offices at__________________________________.

                                    RECITALS

WHEREAS, ABSC is a licensee under the Assay Patents defined herein, pursuant to a License Agreement dated May ___, 1998 with OSI Pharmaceuticals, Inc. ("OSI"), the assignee of the Assay Patents; and is willing to grant a sublicense under such patents to Sublicensee; and

WHEREAS, Sublicensee wishes to obtain a sublicense from ABSC under the Assay Patents, according to the terms contained herein;

Now, therefore, in consideration of the covenants and premises contained herein, the parties agree as follows:

1.       DEFINITIONS

         1.1. "Affiliate" means any corporation or other business entity controlled by or under common control with, a party to this Agreement. Control, as used in the context of a business entity, means the ownership, directly or indirectly, of fifty percent (50%), or greater, or the maximum interest permitted by local law of the voting securities of the corporation or other entity or a fifty percent (50%) or greater interest in the income of such corporation or other entity or the ability otherwise to manage the affairs of such corporation or other entity.

         1.2. "Assay Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent that such patents and patent applications are not Method of Modulation Patents.

         1.3.     "Aurora Assay" means **  .

         1.4. "Aurora Technology" means all Technology owned or controlled by ABSC which is not an Aurora Assay.

         1.5. "Confidential Information" means all information received by either party from the other party pursuant to this Agreement, which is deemed confidential by the disclosing party and is designated confidential at the time the information is disclosed, subject to the exceptions set forth in Section 6. 1.

         1.6. "Cosmeceuticals" means compounds, or assays for discovering compounds, useful for (a) stimulation or control of hair growth, (b) prevention or reversal of wrinkling of the skin, or (c) alteration of skin or hair pigmentation, in each case in human subjects.

         1.7. "Intellectual Property" means any information and data which is not generally known to the public, any new and useful process, machine, manufacture, or composition of matter, or improvement thereto, whether or not patentable, designs, concepts, algorithms, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information; copyrights; trade secrets; or patent rights (including pending and issued patent rights anywhere in the world).

         1.8. "Materials" means any biological or chemical entity for screening or assays, including reagents, cells, promoters, enhancers, vectors, plasmids, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors, and chemicals.

         1.9. "Method of Modulation Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A, and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent such patents and patent applications claim an in vivo method of modulation of a gene of interest or a composition useful in such a method.

         1.10. "Sub-Licensee" means the party so identified and first above named.

         1.11.    "Target" means a specific gene.

         1.12.    "Technology" means Materials, Intellectual Property, or both.

-----------------

** This portion has been redacted pursuant to a request for confidential treatment.

         1.13.    "Term" has the meaning set forth in Section 7.1.1.

         1.14. "Third Party" means any entity other than (i) ABSC and any of its Affiliates and (ii) Sub-Licensee and any of its Affiliates.

2.       SUBLICENSE

         2.1.     Sublicense Under the Assay Patents.

                  2.1.1. Subject to any limitations as to the number and identity of Targets pursuant to Section 2.1.2., ABSC hereby grants to Sublicensee and its Affiliates, for all fields except the field of specifically discovering or developing Cosmeceuticals, a nonexclusive, worldwide sublicense, without the right to grant subsublicenses, under the Assay Patents (i) to make or use any method, device or composition of matter encompassed within, using or incorporating, Aurora Technology or an Aurora Assay and (ii) to make, use, have made, sell, offer for sale, import, export, or otherwise exploit any compound which results from the use of Aurora Technology or an Aurora Assay by Sublicensee or an Affiliate of Sublicensee; provided that such making, using, having made, selling, offering for sale, importing, exporting, or otherwise exploiting such compound resulting from the use by Sublicensee or an Affiliate of Sublicensee of Aurora Technology or an Aurora Assay does not require a license under the Method of Modulation Patents in which event a separate license or sub-license under the Method of Modulation Patents is required for which compensation will be due pursuant to the terms of such separate license or sub-license.

                           (ABSC MAY DELETE SECTION 2.1.2. IF NOT APPLICABLE ie. WHEN THE SUB-LICENSE IS FOR AN UNLIMITED NUMBER OF TARGETS)

                  2.1.2.   Sublicensee's sublicense granted pursuant to Section
                           2.1.1. shall be limited to the specific Target or Targets set forth on Exhibit B hereto, which Targets may be identified by code numbers.

                  2.1.3. ABSC agrees that if in the future ABSC obtains rights in the field of Cosmeceuticals because the field of Cosmeceuticals ceases to be the subject of an exclusive license grant by OSI to the Third Party licensed as of the Effective Date of the License Agreement between OSI and ABSC, the scope of Sublicensee's nonexclusive sublicense under Section
                           2.1.1 shall be expanded to include Cosmeceuticals without any additional consideration being provided to ABSC by Sublicensee other than that already provided for herein.

                  2.1.4. ABSC shall within 30 days after entering into this Agreement provide to OSI a copy thereof, provided, however, that the specific Target(s) to which this Agreement relates may be identified by code numbers if the Sublicensee so desires.

3.       COMPENSATION

         3.1.     Compensation for Sublicense Under the Assay Patents.

                  (ABSC MAY DELETE WHICHEVER VERSION OF SECTION 3.1.1. IS NOT APPLICABLE. MOREOVER, IN ADDITION TO THE PAYMENT SPECIFICALLY PROVIDED FOR IN SECTION 3.1.1 ABSC MAY INCLUDE A PROVISION IN THIS SECTION 3 FOR AN UPFRONT SUB-LICENSING FEE.)

                  3.1.1. For each specific Target for which a sublicense is granted by ABSC pursuant to Section 2.1.1. for the limited number of Targets which are identified on Exhibit B hereto, Sublicensee will pay to ABSC each year commencing on the Effective Date of this Agreement and on each anniversary date thereafter that this Agreement is in effect, _________ Dollars ($____________) per Target.

                  3.1.1    For each sublicense granted by ABSC under Section
                           2.1.1. for an unlimited number of Targets, Sublicensee will pay to ABSC each year commencing on the Effective Date of this Agreement, and on each anniversary date thereafter that this Agreement is in effect, _________ Dollars ($____________) per Target.

4.       PROTECTION AND MAINTENANCE OF PATENT RIGHTS

         4.1. Sublicensee acknowledges and agrees that OSI shall have complete control, at its expense and within its sole discretion, over the prosecution, maintenance and enforcement of the Assay Patents. ABSC directly or through OSI, will provide Sublicensee with written updates on the status of the prosecution of the Assay Patents at least once per year

5.       REPRESENTATIONS AND WARRANTIES

         5.1.     Representations and Warranties of ABSC and Sublicensee

                  As of the Effective Date each party hereby represents and warrants:

                  Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                  Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  Patents. Each party acknowledges and agrees that nothing in this Agreement shall be construed as a warranty or representation (i) as to the validity of any claim of an Assay Patent or (ii) that any activity by Sublicensee is, or will be, free from infringement of patents of Third Parties.

         5.2.     Representations and Warranties of ABSC.

                  As of the Effective Date ABSC further represents and warrants to Sublicensee that it has a license under the Assay Patents and the right to grant the Sublicense being granted hereunder, subject to Sublicensee's representations and warranties in
                  Section 5.3 being correct and valid.

         5.3.     Representations and Warranties of Sublicensee.

                  As of the Effective Date Sublicensee further represents and warrants to ABSC and to OSI that neither Sublicensee nor any Affiliate of Sublicensee commenced, more than 90 days prior to the Effective Date of this Agreement, any use of Aurora Technology or an Aurora Assay which, in the absence of this Agreement, would have constituted an infringement of a claim of an Assay Patent.

6.       CONFIDENTIALITY

         6.1. Confidential Information. Except as expressly provided herein, the parties agree that, for the Term and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                  (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                  (iv) was lawfully disclosed to the receiving party by a person other than a party hereto, or

                  (v)      was independently developed by the receiving party.

         6.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

         6.3. Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to another party other than OSI without the consent of the other party; provided, however, each party reserves the right to make reasonable disclosures as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. If such Confidential Information is to become public information by such disclosure the disclosing party must obtain the written consent of the non-disclosing party in order to obtain protection of the Confidential Information if necessary.

7.       TERM AND TERMINATION

         7.1. Unless terminated earlier, this Agreement and Sublicensee's obligations to make payments to ABSC pursuant to Section 3.1. is effective as of the Effective Date and shall continue in full force and effect on a country by country basis until the last expiration date of all patents encompassed within the Assay Patents ("Term").

         7.2. Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the nonbreaching party shall have first given ninety (90) days prior written notice to the breaching party describing such breach and stating the nonbreaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure such breach within such 90 days.

         7.3. Sublicensee may terminate this Agreement by giving ABSC six months' prior written notice of termination; provided that Sublicensee shall not thereafter continue to develop, make, use, have made, sell, offer for sale, import, export or otherwise exploit any compound which results from a use of Aurora Technology or an Aurora Assay by or on behalf of Sublicensee or an Affiliate of Sublicensee and which is directed against any Target embodied in such Aurora Technology or Aurora Assay, if such use would in the absence of this Agreement have constituted an infringement of a claim of an Assay Patent. However, Sublicensee may independently develop the same compound for a different Target.

         7.4. Termination of this Agreement shall not terminate either party's obligations under Section 6, Sublicensee's obligations to pay fees under Section 3 that have accrued prior to such termination or Sublicensee's obligations under Section 8.3.

8.       MISCELLANEOUS

         8.1. Binding Effect: Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party (not to be unreasonably withheld) except that either party may assign this Agreement as part of a merger or consolidation in which the surviving entity assumes all of the party's rights and obligations hereunder or a sale of substantially all of the assets of such party to which this Agreement relates.

         8.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other default, condition, provision or breach of this Agreement.

         8.3. Indemnification. Each of ABSC and Sublicensee shall indemnify and hold the other and OSI harmless with respect to any injury, loss or cost resulting from the breach of any representation or warranty provided pursuant to Section 5.0. Further, Sublicensee shall indemnify and hold ABSC and OSI harmless with respect to any injury, loss or cost resulting from the clinical testing of compounds, the manufacture, use or sale of products by Sublicensee and its Affiliates, and any other activity carried out pursuant to the right license herein.

         8.4. Force Majeure. Neither party shall lose any rights hereunder nor be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, acts of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

         8.5. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless (i) made in writing, (ii) duly signed by an authorized representative of both ABSC and Sublicensee, and (iii) consented to by OSI, such consent not to be unreasonably withheld.

         8.6. Entire Agreement. This Agreement, including the Exhibits attached hereto, sets forth the entire understanding and agreement of the parties as to the subject matter hereof, and there are no other understandings, representations, or promises, written or verbal, not set forth herein or on which either party has relied.

         8.7. Notices. All notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

                           For Sublicensee:



                           For ABSC:        Aurora Biosciences Corporation
                                            11010 Torreyana Road
                                            San Diego, California 92121
                                            Attn:  President


                  Copies of all notices shall be sent to OSI at the following address:

                            OSI Pharmaceuticals, Inc.
                            106 Charles Lindbergh Blvd.
                            Uniondale, New York 1 1553

                            Attn:  President

                  Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid, and return receipt requested.

         8.8. Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, ABSC's CEO and Sublicensees's CEO will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement, such meeting to be held within 30 days after notice is received by one party from the other requesting such a meeting. Except as otherwise provided specifically herein, any controversy or claim under this Agreement except a claim as to the scope, validity or enforcement of a claim of an Assay Patent or a Method of Modulation Patent shall be settled solely by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first have used their best efforts to resolve such dispute by negotiation as set forth above. The arbitration shall be conducted in **. The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty (20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto and may be filed with the clerk of any court of competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared, provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

         8.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made in New York without regard, or giving effect, to its principles of conflict of laws.

         8.10. Severability. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as
__________

** This portion has been redacted pursuant to a request for confidential treatment.

                  similar as possible in terms of the economic and business objectives intended by the parties, to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable.

         8.11. Independent Contractors. The parties hereto are acting as independent contractors and shall not be considered partners, joint venturers or agents of the other. Neither party shall have the right to act on behalf of, or to bind, the other.

         8.12. Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. This Agreement shall not be strictly construed against either party hereto and may be executed in two or more counterparts, each of which will be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement.


 By:                                                  Date:
    -------------------------------            --------------------
Name:
Title:
For Sublicensee


 By:                                    Date:
    -------------------------------            --------------------

Timothy J. Rink M.D., Sc.D.
President, CEO and Chairman
For Aurora Biosciences Corporation

                                    EXHIBIT C

                              EXCLUDED OSI TARGETS



         **


------------------

** This portion has been redacted pursuant to a request for confidential treatment.

                                    EXHIBIT D

                          METHOD OF MODULATION PATENTS
                              SUBLICENSE AGREEMENT



This Agreement is made this ______ day of _________ (the "Effective Date"), by and between Aurora Biosciences Corporation ("ABSC"), a Delaware corporation with principal offices at 11010 Torreyana Road, San Diego, California 92121 and ____________________ ("Sublicensee"), a _______ corporation with principal offices at ____________________________.

                                    RECITALS

WHEREAS, ABSC is a licensee under the Method of Modulation Patents defined herein, pursuant to a License Agreement dated May _, 1998 with OSI Pharmaceuticals, Inc. ("OSI"), the assignee of the Method of Modulation Patents; and is willing to grant a sublicense under such patents to Sublicensee; and

WHEREAS, Sublicensee wishes to obtain a sublicense from ABSC under the Method of Modulation Patents, according to the terms contained herein;

Now, therefore, in consideration of the covenants and premises contained herein, the parties agree as follows:

1.       DEFINITIONS

         1.1. "Affiliate" means any corporation or other business entity controlled by or under common control with, a party to this Agreement. Control, as used in the context of a business entity, means the ownership, directly or indirectly, of fifty percent (50%), or greater, or the maximum interest permitted by local law of the voting securities of the corporation or other entity or a fifty percent (50%) or greater interest in the income of such corporation or other entity or the ability otherwise to manage the affairs of such corporation or other entity.

         1.2. "Assay Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent that such patents and patent applications are not Method of Modulation Patents.

         1.3.     "Aurora Assay" means  **  .

         1.4. "Aurora Technology" means all Technology owned or controlled by ABSC which is not an Aurora Assay.

         1.5. "Confidential Information" means all information received by either party from the other party pursuant to this Agreement, which is deemed confidential by the disclosing party and is designated confidential at the time the information is disclosed, subject to the exceptions set forth in Section 7.1.

         1.6. "Cosmeceuticals" means compounds, or assays for discovering compounds, useful for (a) stimulation or control of hair growth, (b) prevention or reversal of wrinkling of the skin, or (c) alteration of skin or hair pigmentation, in each case in human subjects.

         1.7. "FDA" means the United States Food and Drug Administration, or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States or the equivalent agency in any other country.

         1.8. "IND" means an Investigational New Drug application in the United States or the equivalent application in any other country.

         1.9. "Intellectual Property" means any information and data which is not generally known to the public, any new and useful process, machine, manufacture, or composition of matter, or improvement thereto, whether or not patentable, designs, concepts, algorithms, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise and technical information; copyrights; trade secrets; or patent rights (including pending and issued patent rights anywhere in the world).

         1.10. "Materials" means any biological or chemical entity for screening or assays, including reagents, cells, promoters, enhancers, vectors, plasmids, proteins and fragments thereof, peptides, antigens, antibodies, antagonists, agonists, inhibitors, and chemicals.

         1.11. "Method of Modulation Patents" means the U.S. patents and patent applications listed on Exhibit A hereto, any patent applications filed prior or subsequent to the Effective Date that claim the benefit of the filing date of any patent application listed in Exhibit A, and any reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of the foregoing patents and patent applications, as well as all foreign counterparts thereof, to the extent such patents and patent applications claim an in vivo method of modulation of a gene of interest or a composition useful in such a method.


------------------

** This portion has been redacted pursuant to a request for confidential treatment.

         1.12. "NDA" means a New Drug Application or Product License Application, as appropriate, in the United States or the equivalent application in any other country.

         1.13. "Net Sales" means the gross amounts actually received by Sublicensee and its Affiliates and subsublicensees from arms' length sales of Product(s) to Third Parties whether invoiced or not, less:

                  (i)      Trade, quantity and cash discounts allowed;

                  (ii) Refunds, rebates, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price and are appropriately deducted from sales under generally accepted accounting principles;

                  (iii)    Product returns and allowances;

                  (iv) Any tax imposed on the Product that is appropriately deducted from sales under generally accepted accounting principles;

                  (v) That portion of the amount received associated with mechanical drug delivery devices; and

                  (vi)     Allowance for distribution expenses.

                  Such amounts shall be determined from the books and records of Sublicensee and its Affiliates and subsublicensees, as appropriate, maintained in accordance with generally accepted accounting principles ("GAAP"), consistently applied.

                  In the event a Product is sold in combination with another product(s), the Net Sales from the combination product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the combination product by the fraction, A/(A+B) where A is the average sale price of the Product when sold separately and B is the average sale price of the other product(s) when sold separately in finished form. In the event that such average sale price cannot be determined for either the Product or other product(s) in such combination product, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the combination product by the fraction C/(C+D) where C is the cost of manufacturing the Product and D is the cost of manufacturing the other product(s), determined in accordance with GAAP, consistently applied.

         1.14. "Product" means any human pharmaceutical product sold by Sub-Licensees and/or its Affiliate and/or sub-sub-licensees to a Third Party, the manufacture, use, importation or sale of which in a specific country would in the absence of this Agreement infringe an issued or granted claim in a Method of Modulation Patent in such country and which was discovered or developed by an activity which in the absence of a license would infringe an issued or granted claim in an Assay Patent.

         1.15. "Sub-Licensee" means the party so identified and so above named.

         1.16.    "Target" means a specific gene.

         1.17.    "Technology" means Materials, Intellectual Property, or both.

         1.18.    "Term" has the meaning set forth in Section 8.1.1.

         1.19. "Third Party" means any entity other than (i) ABSC and any of its Affiliates and (ii) Sublicensee and any of its Affiliates.

2.       SUBLICENSE

         2.1.     Sublicense Under the Methods of Modulation Patents.

                  2.1.1. ABSC hereby grants to Sublicensee and its Affiliates, for the specific Target listed in Exhibit B which is neither (i) a Target for use in the field of Cosmeceuticals which is excluded nor (ii) a Target listed in Exhibit C, either as of the Effective Date or within 12 months of the Effective Date, which also is excluded, a non-exclusive, royalty-bearing, worldwide license under the Method of Modulation Patents to conduct research and development concerning (but not to commercialize) one or more compounds which are prospective Products directed against such specific Target, and to make, use, have made, sell, offer for sale, import, export, or otherwise exploit any Product directed against such specific Target, including treatment of humans with, and in vivo administration for good laboratory practice, preclinical development of, such
                           Products.

                  2.1.2. ABSC shall within 30 days after entering into this Agreement provide to OSI a copy thereof.

         2.2. Right To Grant Subsublicenses Under The Method of Modulation Patents.

                  2.2.1. ABSC hereby grants Sublicensee the right to grant to certain Third Parties and their Affiliates, for the specific Target listed in Exhibit B a subsublicensee under the Method of Modulation Patents to make, use, have made, sell, offer for sale, import, export, or otherwise exploit any Product directed against such specific Target, including treatment of humans with, and in vivo administration for good laboratory practice pre-clinical development of, such products.

                  2.2.2. Subsublicenses under Section 2.2.1. may be granted by Sublicensee to any Third Party to which Sublicensee has licensed or otherwise transferred its rights to develop a Product directed against a specific Target for which Sublicensee has a sublicense pursuant to
                           Section 2.1.1.; provided that Sublicensee's obligations under this Agreement, including its obligations under Section 3 shall continue and that Sublicensee shall guarantee the performance by its subsublicensee of all of subsublicensee's obligations under any such subsublicense.

                  2.2.3. Sublicensee shall within 30 days after entering into any subsublicense under the Method of Modulation Patents provide to ABSC and to OSI a copy thereof.

3.       COMPENSATION

         (ABSC, IN ADDITION TO THE PAYMENT SPECIFICALLY PROVIDED FOR IN THIS
         SECTION 3.1. MAY INCLUDE IN THIS SECTION 3 A PROVISION FOR AN UPFRONT SUB-LICENSING FEE.)

         3.1.     Compensation for Sublicenses Under the Method of Modulation
                  Patents.

                  3.1.1. For the sublicenses granted to Sublicensee pursuant to Section 2.1.1. for the specific Target listed in Exhibit B Sublicensee will pay ABSC each year commencing on the Effective Date of this Agreement and on each anniversary date thereafter that such sublicense is in effect, an annual license fee of ________________ dollars ($_____ ).

                  3.1.2. For the first Product directed against such Target that reaches the following milestone events Sublicensee will also pay ABSC within 30 days of such milestone event the following amounts:

                                    Milestone Event              Payment  (US$)
                                    ---------------              -------  -----
                           i)  Upon filing an IND with the FDA         ________

                           ii) Upon acceptance of the filing of
                               an NDA by the FDA                       ________


                  3.1.3. For such Target only one payment will be required for each such milestone event regardless of the number of Products directed against such Target for which Sublicensee achieves such milestone events.

                  3.1.4. For each Product directed against such Target Sublicensee will also pay to ABSC a royalty of _____ percent (_%) of Net Sales of all such Products sold by Sublicensee and its Affiliates and subsublicensees on a country by country basis.

4.       ROYALTY PAYMENTS

         4.1. Royalties payments due from Sublicensee to ABSC shall be paid within sixty (60) days after the end of each calendar quarter during which the royalty payment accrued. Each such payment shall be accompanied by a statement certified by an officer of Sublicensee with respect to each country indicating the amount of the payment, the total Net Sales of each Product sold in the country and the amount of royalty due.

         4.2. To the extent that it is lawful and practicable to do so, Sublicensee shall make all royalty payments required under this Agreement in the United States of America in U.S. Dollars. The royalty payments due on each sale made outside the United States in a currency other than U.S. Dollars shall be translated at the rate of exchange at which U.S. Dollars are legally obtainable at Citibank, N.A. in New York, New York, United States of America, for the currency of the country in which the royalty payment is accrued on the last business day of the calendar month in which the sale was made. Sublicensee shall not be required to make any royalty payment in contravention of the laws of any country, nor shall Sublicensee be required to make the royalty payment in the United States of America if Sublicensee is unable to recoup the amount of such royalty or sublicense payment directly or indirectly from the country in which the sales on which such payment is based are made. In each country where the local currency is blocked and cannot be removed from the country, Sublicensee shall, at ABSC's request, pay the royalty payment accrued in each such country to ABSC in local currency by deposit to ABSC's account at a local bank designated by ABSC.

         4.3. Sublicensee shall keep full and true books of account and records of all sales of Product and Net Sales attributable to sales by Sublicensee and its Affiliates and subsublicensees. ABSC shall have the right, at ABSC's expense, through an independent accountant reasonably approved by Sublicensee to examine such books and records at any reasonable time during business hours after notifying Sublicensee of its desire to do so. Such examination shall be conducted no more often than once each year and shall cover no more than the 3 preceding years. Such independent accountant shall report only on the accuracy of such books and records and the reports based thereon and shall not disclose specific entries to ABSC.

5.       PROTECTION AND MAINTENANCE OF PATENT RIGHTS

         5.1. Sublicensee acknowledges and agrees that OSI shall have complete control, at its expense and within its sole discretion, over the prosecution, maintenance and enforcement of the Assay Patents and the Method of Modulation Patents. ABSC directly, or through OSI, will provide Sublicensee with written updates on the status of the prosecution of the Method of Modulation Patents at least once per year.

6.       REPRESENTATIONS AND WARRANTIES

         6.1. Representations and Warranties of ABSC and Sublicensee.

                  As of the Effective Date each party hereby represents and warrants:

                  Corporate Power. Such party is duly organized and validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

                  Due Authorization. Such party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

                  Binding Agreement. This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  Patents. Each party acknowledges and agrees that nothing in this Agreement shall be construed as a warranty or representation (i) as to the validity of any claim of a Method of Modulation Patent or (ii) that any activity by Sublicensee including the manufacture, use or sale of Product is, or will be, free from infringement of patents of Third Parties.

         6.2.     Representations and Warranties of ABSC.

                  As of the Effective Date ABSC further represents and warrants to Sublicensee that it has a license under the Method of Modulation Patents and the right to grant the sublicense being granted hereunder, subject to sub-licensees, representations and warranties in Section 6.3 being correct and valid.

         6.3.     Representations and Warranties of Sublicensee.

                  As of the Effective Date Sublicensee further represents and warrants to ABSC and to OSI that neither Sublicensee nor any Affiliate of Sublicensee, prior to the Effective Date, commenced good laboratory practice preclinical development of a compound directed against such specific Target and which has resulted from use of Aurora Technology or an Aurora Assay by Sublicensee or an Affiliate of Sublicensee.

7.       CONFIDENTIALITY

         7.1. Confidential Information. Except as expressly provided herein, the parties agree that, for the Term and five (5) years thereafter, the receiving party shall keep completely confidential and shall not publish or otherwise disclose to another party and shall not use for any purpose other than to perform the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing party hereto pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information:

                  (i) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

                  (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

                  (iii) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

                  (iv) was lawfully disclosed to the receiving party by a person other than a party hereto, or

                  (v)      was independently developed by the receiving party.

         7.2. Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable law, governmental regulation or court order, submitting information to tax or other governmental authorities, making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a party is required to make any such disclosure of another party's Confidential Information, it will give reasonable advance notice to the latter party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

         7.3. Confidential Terms. Except as expressly provided herein, each party agrees not to disclose any terms of this Agreement to another party other than OSI without the consent of the other party; provided, however, each party reserves the right to make reasonable disclosures as required by securities or other applicable laws, or to actual or prospective investors or corporate partners, or to accountants, attorneys and other professional advisors on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. If such Confidential information is to become public information by such disclosure the disclosing party must obtain the written consent of the non-disclosing party in order to obtain protection of the Confidential Information if necessary.

8.       TERM AND TERMINATION

         8.1.1. Unless terminated earlier, this Agreement and Sublicensee's obligations to make payments to ABSC pursuant to Section 3.1. is effective as of the Effective Date and shall continue in full force and effect on a country by country basis until the last expiration date of all patents encompassed within the Method of Modulation Patents. ("Term").

         8.1.2. Either party shall have the right to terminate this Agreement at any time for a material breach of this Agreement by the other party, provided that the nonbreaching party shall have first given ninety (90) days prior written notice to the breaching party describing such breach and stating the nonbreaching party's intention to terminate this Agreement if such breach remains uncured, and the breaching party thereafter fails to cure such breach within such (90) days.

         8.1.3. Sublicensee may terminate this Agreement by giving ABSC six months' prior written notice of termination.

         8.1.4. Termination of this Agreement shall not terminate either party's obligations under Section 7, Sublicensee's obligations to pay fees and royalties that have accrued under Section 3 prior to such termination or Sublicensee's obligations under
                  Section 9.3.

9.       MISCELLANEOUS

         9.1. Binding Effect: Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party (not to be unreasonably withheld) except that either party may assign this Agreement as part of a merger or consolidation in which the surviving entity assumes all of the party's rights and obligations hereunder or a sale of substantially all of the assets of such party to which this Agreement relates.

         9.2. Effect of Waiver. No waiver of any default, condition, provisions or breach of this Agreement shall be deemed to imply or constitute a waiver of any other default, condition, provision or breach of this Agreement.

         9.3. Indemnification. Each of ABSC and Sublicensee shall indemnify and hold the other harmless with respect to any injury, loss or cost resulting from the breach of any representation or warranty provided pursuant to Section 6. Further, Sublicensee shall indemnify and hold ABSC and OSI harmless with respect to any injury, loss or cost resulting from the clinical testing of compounds, the manufacture, use or sale of Products by Sublicensee and its Affiliates and subsublicensees, and any other activity carried out pursuant to the rights licensed herein.

         9.4. Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, acts of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence or intentional conduct or misconduct of the nonperforming party, and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

         9.5. Amendment. No modification, supplement to or waiver of this Agreement or any Addendum hereto or any of their provisions shall be binding upon a party hereto unless (i) made in writing, (ii) duly signed by an authorized representative of both ABSC and Sublicensee, and (iii) consented to by OSI, such consent not to be unreasonably withheld.

         9.6. Entire Agreement. This Agreement, including the Exhibits attached hereto, sets forth the entire understanding and agreement of the parties as to the subject matter hereof, and there are no other understandings, representations or promises, written or verbal, not set forth herein or on which either party has relied.

         9.7. Notices. All notices under this Agreement shall be given in writing and shall be addressed to the parties at the following addresses:

                  For Sublicensee:



                  For OSI:          OSI Pharmaceuticals, Inc.
                                    106 Charles Lindbergh Blvd.
                                    Uniondale, New York 11553
                                    Attn:  President

                  For ABSC:         Aurora Biosciences Corporation
                                    11010 Torreyana Road
                                    San Diego, California 92121
                                    Attn:  President

                  Copies of all notices sent by ABSC or Sublicensee shall be sent to OSI.

                  Notices shall be in writing and shall be deemed delivered when received, if delivered by a courier, or on the second business day following mailing, if sent by first-class certified or registered mail, postage prepaid, and return receipt requested.

         9.8. Arbitration. The parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, ABSC's CEO and Sublicensee's CEO will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement, such meeting to be held within 30 days after notice is received by one party from the other requesting such a meeting. Except as otherwise provided specifically herein, any controversy or claim under this Agreement except a claim as to the scope, validity or enforcement of a claim of an Assay Patent or a Method of Modulation Patent shall be settled solely by arbitration by one arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "Association"); provided that the parties shall first have used their best efforts to resolve such dispute by negotiation as set forth above. The arbitration shall be conducted in ** The arbitrator shall be selected by the joint agreement of the parties, but if they do not so agree within twenty (20) days of the date of a request for arbitration, the selection shall be made pursuant to the rules of the Association. The decision reached by the arbitrator shall be conclusive and binding upon the parties hereto and may be filed with the clerk of any court of
__________

** This portion has been redacted pursuant to a request for confidential treatment.

                  competent jurisdiction, and a judgment confirming such decision may, if desired by any party to the arbitration, be entered in such court. Each of the parties shall pay its own expenses of arbitration and the expenses of the arbitrator(s) shall be equally shared; provided, however, that if in the opinion of the arbitrator(s) any claim hereunder or any defense or objection thereto was unreasonable, the arbitrator(s) may assess, as part of the award, all or any part of the arbitration expenses (including reasonable attorneys' fees) against the party raising such unreasonable claim, defense or objection. Nothing herein set forth shall prevent the parties from settling any dispute by mutual agreement at any time.

         9.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made in New York without regard, or giving effect, to its principles of conflict of laws.

         9.10. Severability. This Agreement is intended to be severable. If any provision(s) of this Agreement are or become invalid, are ruled illegal by a court of competent jurisdiction or are deemed unenforceable under the current applicable law from time to time in effect during the term hereof, it is the intention of the parties that the remainder of the Agreement shall not be affected thereby and shall continue to be construed to the maximum extent permitted by law at such time. It is further the intention of the parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there shall be substituted or added as part of this Agreement by such court of competent jurisdiction a provision which shall be as similar as possible in terms of the economic and business objectives intended by the parties, to such invalid, illegal or unenforceable provision, but shall be valid, legal and enforceable.

         9.11. Independent Contractors. The parties hereto are acting as independent contractors and shall not be considered partners, joint venturers or agents of the other. Neither party shall have the right to act on behalf of, or to bind, the other.

         9.12. Headings. Captions and paragraph headings are for convenience only and shall not form an interpretative part of this Agreement. This Agreement shall not be strictly construed against either party hereto and maybe executed in two or more counterparts, each of which will be deemed an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement.

By:                                              Date:
   ---------------------------------                  -----------------------
Name:
Title:
For Sublicensee


By:                                              Date:
   ---------------------------------                  -----------------------

Timothy J. Rink M.D., Sc.D.
President, CEO and Chairman
For Aurora Biosciences Corporation